                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to Annual Report of Starbucks Corporation ("Starbucks") on Form 10-K/A for the fiscal year ended October 3, 2004, as filed with the Securities and Exchange Commission on February 18, 2005 (the "Report"), I, Michael Casey, executive vice president and chief financial officer of Starbucks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.


February 18, 2005                          /s/ Michael Casey
                                           -------------------------------------
                                           Michael Casey
                                           executive vice president and chief
                                           financial officer







                                        63